GUARANTY AGREEMENT


         THIS GUARANTY AGREEMENT, dated as of June 30, 1997 (the "Guaranty"), is given by

         ATLANTA MOTOR SPEEDWAY, INC., a Georgia corporation, CHARLOTTE MOTOR SPEEDWAY, INC., a North Carolina corporation, TEXAS MOTOR SPEEDWAY, INC., a Texas corporation, 600 RACING, INC., a North Carolina corporation, BRISTOL MOTOR SPEEDWAY, INC., a Tennessee corporation, and SPR ACQUISITION CORPORATION, a California corporation (each a "Guarantor" and collectively the "Guarantors"); and extended to

         NATIONSBANK, N.A., a national banking association (the "Bank") for the benefit of

         SPEEDWAY MOTORSPORTS, INC., a Delaware corporation, and SPEEDWAY FUNDING CORP., a Delaware corporation (each a "Borrower" and collectively the "Borrowers").


RECITALS:

         1. The Bank has agreed to make loans to the Borrowers pursuant to the terms of a promissory note of the Borrowers dated as of the date hereof in the original principal amount of $30,000,000 (the "Note").

         2. The Guarantors are subsidiaries of the Borrowers or related parties of the Borrowers.

         3. Without this Guaranty the Bank would be unwilling to make the loans to the Borrowers evidenced by the Note.

         4. Because of the direct benefit to the Guarantors from the loans to the Borrowers, the Guarantors agree to guarantee the payment to the Bank of the obligations of the Borrowers as set forth herein.

         NOW, THEREFORE, in consideration of the Bank making the loan to the
Borrowers:

         1. Guaranty of Payment. The Guarantors hereby unconditionally and jointly and severally guarantee to the Bank the payment, when due, by acceleration or otherwise, of the Indebtedness strictly in accordance with the terms of such Indebtedness. For the purposes hereof, the term "Indebtedness" means any and all indebtedness of the Borrowers to the Bank, including without limitation all principal, interest and fees evidenced by the Note plus any and all other indebtedness of the Borrowers to the Bank, howsoever evidenced, whether existing now or arising hereafter, as such Indebtedness may be modified, extended or renewed from time to time.

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This guaranty of the Guarantors as set forth in this section is a guaranty of payment and not of collection.

         2. Release of Collateral, Parties Liable, etc. The Guarantors agree that the whole or any part of the security now or hereafter held for the Indebtedness may be exchanged, compromised, or surrendered from time to time; that the Bank shall have no obligation to protect, perfect, secure or insure any such security interests, liens or encumbrances now or hereafter held for the Indebtedness or the properties subject thereto; that the time or place of payment of the Indebtedness may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; that the Borrowers may be granted indulgences generally; that any of the provisions of the Note or any other documents executed in connection with this transaction, may be modified, amended or waived; that any party liable for the payment thereof may be granted indulgences or released; and that any deposit balance for the credit of the Borrowers or any other party liable for the payment of the Indebtedness or liable upon any security therefor may be released, in whole or in part, at, before and/or after the stated, extended or accelerated maturity of the Indebtedness, all without notice to or further assent by the Guarantors, who shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release.

         3. Waiver of Rights. Each of the Guarantors expressly waives: (a) notice of acceptance of this Guaranty by the Bank and of all extensions of credit to the Borrowers by the Bank; (b) presentment and demand for payment of any of the Indebtedness; (c) protest and notice of dishonor or of default to such Guarantor or to any other party with respect to the Indebtedness or with respect to any security therefor; (d) notice of the Bank obtaining, amending, substituting for, releasing, waiving or modifying any security interest, liens, or the encumbrances now or hereafter securing the Indebtedness, or the Bank's subordinating, compromising, discharging or releasing such security interests, liens or encumbrances; (e) all other notices to which such Guarantor might otherwise be entitled; (f) demand for payment under this Guaranty; and (g) any right to assert against the Bank, as a defense, counterclaim, set-off, or cross-claim any defense (legal or equitable), set-off, counterclaim or claim which such Guarantor may now or hereafter have against the Bank or the Borrowers, but such waiver shall not prevent such Guarantor from asserting against the Bank in a separate action, any claim, action, cause of action, or demand that such Guarantor might have, whether or not arising out of this Guaranty.

         4. Primary Liability of Guarantors. The Guarantors agree that this Guaranty may be enforced by the Bank without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse to the Note or any collateral now or hereafter securing the Indebtedness or otherwise, and the Guarantors hereby waive the right to require the Bank to proceed against the Borrowers or any other person (including a co-guarantor) or to require the Bank to pursue any other remedy or enforce any other right. Without limiting the generality of the foregoing, each of the Guarantors hereby specifically waives the benefits of N.C. Gen. Stat. Sections 26-7 through 26-9, inclusive. Each of the Guarantors further agrees that such Guarantor shall have no right of subrogation, reimbursement or indemnity whatsoever, nor any right of recourse to security for the debts and obligations of the Borrowers to the Bank so long as the Note remains outstanding. The Guarantors further agree


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that nothing contained herein shall prevent the Bank from suing on the Note or foreclosing its security interest in or lien on any collateral now or hereafter securing the Indebtedness or from exercising any other rights available to it under the Note, or any other instrument of security if neither the Borrowers nor the Guarantors timely perform the obligations of the Borrowers thereunder, and the exercise of any of the aforesaid rights and the completion of any foreclosure proceedings shall not constitute a discharge of any of the Guarantors' obligations hereunder; it being the purpose and intent of the Guarantors that the Guarantors' obligations hereunder shall be absolute, joint and several and unconditional under any and all circumstances. Neither the Guarantor's obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Borrowers or by reason of either Borrower's bankruptcy or insolvency. The Guarantors acknowledge that the term "Indebtedness" as used herein includes any payments made by either of the Borrowers to the Bank and subsequently recovered by either of the Borrowers or a trustee for either of the Borrowers pursuant to either of the Borrower's bankruptcy or insolvency.

         5. Attorneys' Fees and Costs of Collection. If at any time or times hereafter the Bank employs counsel to pursue collection, to intervene, to sue for enforcement of the terms hereof or of the Note, or to file a petition, complaint, answer, motion or other pleading in any suit or proceeding relating to this Guaranty, the Note, then in such event, all of the reasonable attorneys' fees relating thereto shall be an additional liability of the Guarantors to the Bank, payable on demand.

         6. Security Interests and Setoff. As security for the Guarantors' obligations hereunder, each of the Guarantors agrees that (a) in the event such Guarantor fails to pay its obligations hereunder when due and payable under this Guaranty, any of the Guarantor's assets of any kind, nature or description (including, without limitation, deposit accounts) in the possession, control or custody of the Bank, may, without notice to such Guarantor, be reduced to cash or the like and applied by the Bank in reduction or payment of such Guarantor's obligations hereunder; (b) all security interests, liens and encumbrances heretofore, now and at any time or times hereafter granted by such Guarantor to the Bank shall also secure such Guarantor's obligations hereunder; and (c) the Bank shall have the right, immediately and without further action by it, to set off against the Indebtedness all money owed by the Bank in any capacity to such Guarantor, whether or not due, and the Bank shall be deemed to have made a charge against any such money immediately upon the occurrence of such obligation becoming due even though such charge is made or entered on the books of the Bank subsequent thereto.

         7. Term of Guaranty; Warranties. This Guaranty shall continue in full force and effect until the Indebtedness is fully paid, performed and discharged. This Guaranty covers the Indebtedness whether presently outstanding or arising subsequent to the date hereof including all amounts advanced by the Bank in stages or installments. Notwithstanding the foregoing, this Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Indebtedness is rescinded or must otherwise be restored or returned by the Bank upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of either of the Borrowers, or upon or as a result of the appointment of a receiver,



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intervenor or conservator of, or trustee or similar officer for, either of the
Borrowers or any substantial part of its property, or otherwise, all as though such payments had not been made. Each of the Guarantors warrants and represents to the Bank (i) that this Guaranty is binding upon and enforceable against such Guarantor, in accordance with its terms, (ii) that the execution and delivery of this Guaranty do not violate or constitute a breach of any agreement to which such Guarantor is a party or of any applicable laws, (iii) except as previously disclosed to the Bank, that there is no litigation, claim, action or proceeding pending, or, to the best knowledge of such Guarantor, threatened against such Guarantor which would materially adversely affect the financial condition of such Guarantor or its ability to fulfill its obligations hereunder and (iv) that such Guarantor will furnish financial statements to the Bank annually. This Guaranty is binding on and enforceable against the Guarantors and their successors and assigns.

         8. Further Representations and Warranties. Each of the Guarantors further represents to the Bank that such Guarantor has knowledge of the Borrowers' financial condition and affairs and represents and agrees that it will keep so informed while this Guaranty is in force. Such Guarantor agrees that the Bank will have no obligation to investigate the financial condition or affairs of either of the Borrowers for the benefit of such Guarantor nor to advise such Guarantor of any fact respecting, or any change in, the financial condition or affairs of either of the Borrowers which might come to the knowledge of the Bank at any time, whether or not the Bank knows or believes or has reason to know or believe that any such fact or change is unknown to such Guarantor or might (or does) materially increase the risk of such Guarantor as guarantor or might (or would) affect the willingness of such Guarantor to continue as guarantor with respect to the Indebtedness.

         9. Additional Liability of Guarantors. If either of the Guarantors is or becomes liable for any indebtedness owing by the Borrowers to the Bank by endorsement or otherwise than under this Guaranty, such liability shall not be in any manner impaired or reduced hereby but shall have all and the same force and effect it would have had if this Guaranty had not existed and such Guarantor's liability hereunder shall not be in any manner impaired or reduced thereby.

         10. Cumulative Rights. All rights of the Bank hereunder or otherwise arising under any documents executed in connection with or as security for the Indebtedness are separate and cumulative and may be pursued separately, successively or concurrently, or not pursued, without affecting or limiting any other right of the Bank and without affecting or impairing the liability of the Guarantors.

         11. Usury. Notwithstanding any other provisions herein contained, no provision of this Guaranty shall require or permit the collection from the Guarantors of interest in excess of the maximum rate or amount that the Guarantors may be required or permitted to pay pursuant to any applicable law. In the event any such interest is collected, it shall be applied in reduction of the Guarantors' obligations hereunder, and the remainder of such excess collected shall be returned to the Guarantors once such obligations have been fully satisfied.

         12. Multiple Counterparts; Pronouns, Captions; Severability. This Guaranty may be executed in multiple counterparts, each of which shall be deemed an original but all of which shall

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constitute but one and the same document. The pronouns used in this instrument shall be construed as masculine, feminine or neuter as the occasion may require. Captions are for reference only and in no way limit the terms of the Guaranty. Invalidation of any one or more of the provisions of this Guaranty shall in no way affect any of the other provisions hereof, which shall remain in full force and effect.

         13. Bank Assigns. This Guaranty is intended for and shall inure to the benefit of the Bank and each and every person who shall from time to time be or become the owner or holder of any of the Indebtedness, and each and every reference herein to "Bank" shall include and refer to each and every successor or assignee of the Bank at any time holding or owning any part of or interest in any part of the Indebtedness. This Guaranty shall be transferable and negotiable with the same force and effect, and to the same extent, that the Indebtedness is transferable and negotiable, it being understood and stipulated that upon assignment or transfer by the Bank of any of the Indebtedness the legal holder or owner of said Indebtedness (or a part thereof or interest therein thus transferred or assigned by the Bank) shall (except as otherwise stipulated by the Bank in its Assignment) have and may exercise all of the rights granted to the Bank under this Guaranty to the extent of that part of or interest in the Indebtedness thus assigned or transferred to said person. The Guarantors expressly waive notice of transfer or assignment of the Indebtedness, or any part thereof, or of the rights of the Bank hereunder. Failure to give notice will not affect the liabilities of the Guarantors hereunder.

         14. Application of Payments. The Bank may apply any payments received by it from any source against that portion of the Indebtedness (principal, interest, court costs, attorneys' fees or other) in such priority and fashion as it may deem appropriate.

         15. Notices. Any notice shall be conclusively deemed to have been received by either party hereto and be effective on the day on which delivered to such party at the address set forth below or such other address as such party shall specify to the other party in writing, or if sent prepaid by certified or registered mail on the third day after the day on which mailed, addressed to such party at such address:

                  a.       if to the Guarantors:

                           c/o Speedway Motorsports, Inc.
                           P.O. Box 18747
                           Charlotte, North Carolina  28218
                           Attn:  Chief Financial Officer

         b.       if to the Bank:

                           NationsBank, N.A.
                           NationsBank Corporate Center
                           NC1-007-08-08
                           100 N. Tryon Street
                           Charlotte, North Carolina  28255



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                           Attn:  Sports Finance Group

This section shall not be construed in any way to affect or impair any waiver of notice or demand herein provided or to require giving of notice or demand to or upon Guarantors in any situation or for any reason.

         16. Assignment. The Bank, and any subsequent holder of the Note, may, from time to time, sell or offer to sell the Loan or interests in the Loan to one or more assignees or participants and may disclose and disseminate to any such assignee or participant or prospective assignee or participant, the Bank's affiliates, including NationsBanc Capital Markets, Inc. and NationsBanc Mortgage Capital Corporation, any regulatory body having jurisdiction over the Bank and to any other parties as necessary or appropriate in the Bank's reasonable judgment, any information the Bank now has or hereafter obtains pertaining to the Indebtedness, the Borrower, this Guaranty, or the Guarantors, including, without limitation, information regarding any security for the Indebtedness or for this Guaranty, credit or other information relating to the Guarantors, the Borrowers, any of the Guarantor's or Borrower's principals and/or any other party liable, directly or indirectly, for any part of the Indebtedness. The Guarantors hereby authorize the Bank to disclose and disseminate such information to such parties. The Guarantors shall execute, acknowledge and deliver any and all instruments reasonable requested by the Bank in connection therewith and to the extent, if any, specified in any such assignment or participation, such companies, assignees or participants shall have the rights and benefits with respect to the Note and this Guaranty (including this paragraph) as such persons would have if such persons were the Bank hereunder.

         17. Governing Law. This Guaranty shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the internal laws and judicial decisions of the State of North Carolina. The Guarantors and the Bank agree that any dispute arising out of this Guaranty shall be subject to the jurisdiction of both the state and federal courts in North Carolina. For that purpose, each of the Guarantors hereby submits to the jurisdiction of the state and federal courts of North Carolina. Each of the Guarantors further agrees to accept service of process out of any of the beforementioned courts in any such dispute by registered or certified mail addressed to such Guarantor.



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         IN WITNESS WHEREOF, the Guarantors have caused this Guaranty Agreement to be duly executed under seal as of the date first above written.


                                         ATLANTA MOTOR SPEEDWAY, INC., a
                                         Georgia corporation

ATTEST:

By: /s/ Randall A. Storey                By: /s/ William R. Brooks

Title: Asst. Sec.                        Title: VP

         (Corporate Seal)


                                         CHARLOTTE MOTOR SPEEDWAY, INC.
                                         a North Carolina corporation

ATTEST:

By: /s/ Randall A. Storey                By: /s/ William R. Brooks

Title: Asst. Sec.                        Title: VP

         (Corporate Seal)


                                         TEXAS MOTOR SPEEDWAY, INC., a Texas
                                         corporation

ATTEST:

By: /s/ Randall A. Storey                By: /s/ William R. Brooks

Title: Asst. Sec.                        Title: VP

         (Corporate Seal)


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


                                         600 RACING, INC.,  a North Carolina
                                         corporation

ATTEST:

By: /s/ Randall A. Storey                By: /s/ William R. Brooks

Title: Asst. Sec.                        Title: V.P.

         (Corporate Seal)


                                         BRISTOL MOTOR SPEEDWAY, INC., a
                                         Tennessee corporation

ATTEST:

By: /s/ Randall A. Storey                By: /s/ William R. Brooks

Title: Asst. Sec.                        Title: V.P.

         (Corporate Seal)


                                         SPR ACQUISITION CORPORATION,
                                         a California corporation

ATTEST:

By: /s/ Randall A. Storey                By: /s/ William R. Brooks

Title: Asst. Sec.                        Title: V.P.

         (Corporate Seal)


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